Investor Presentation June 2016 Investor Presentation Mike Covey Chairman & Chief Executive Officer Jerry Richards Vice President & Chief Financial Officer

Investor Presentation Forward-Looking Statements & Non-GAAP Measures 2 FORWARD-LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 as amended, including without limitation, statements about long-term economic fundamentals and future company performance, the company’s business model, position of Southern timberlands to supply incremental wood needed, performance of mills after 2015 high-return capital spending, annual production of lumber and plywood, direction of markets and the economy, forecast of U.S. housing starts, forecast U.S. lumber supply, expectation that incremental lumber production will come from the South, manufacturer investments in the South, effect of increased manufacturing in the South on sawlog prices, effect of increased sawlog prices on EBITDDA in the North and South regions, effect of increased lumber prices on EBITDDA, expected harvest in 2016 and harvest level range over the next 50 years and beyond, forecast North American log and lumber exports, log, lumber and panel price trends, effect of mountain pine beetle and allowable cut on Canadian supply, forecast of Canadian lumber production, debt maturities, repayment of debt and reduction in interest expense, Central Idaho timberland sale is accretive to FAD, expected cash tax refund in connection with the sale of central Idaho timberlands, expected cash flows, real estate value opportunities, real estate business potential and land development potential, debt maturities and capital structure, and similar matters. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; changes in the United States and international economies; changes in U.S. job growth; changes in U.S. bank lending practices; changes in the level of domestic construction activity; changes in international tariffs, quotas and trade agreements involving wood products; changes in domestic and international demand for wood products; changes in production and production capacity in the forest products industry; competitive pricing pressures for the company’s products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; changes in fuel and energy costs; changes in raw material and other costs; the ability to satisfy complex rules in order to remain qualified as a REIT; changes in tax laws that could reduce the benefits associated with REIT status; and other risks and uncertainties described from time to time in the company’s public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements. NON-GAAP MEASURES This presentation presents non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP is included in this presentation which is available on the company’s website at www.potlatchcorp.com.

Investor Presentation Potlatch Highlights 3 Timber REIT best positioned to capitalize on the housing recovery • Highest leverage to lumber prices of timber REITs • Long-term economic fundamentals are positive Geographically diverse, high-quality timberlands • Largest private landowner in Idaho • Southern timberlands well positioned to supply incremental wood needed as housing recovers Low-risk, high-margin, real estate sales • Sell non-core timberlands at attractive multiples • Focus is sale of undeveloped rural, recreational real estate Top 10 U.S. lumber manufacturer • Mills are well positioned as a result of high-return capital spending in 2015 Return cash to shareholders • Dividend has grown over 20% recently and currently yields 4.5%(1) • Authorized to repurchase up to $60 million of shares (1) Based on June 22, 2016 closing stock price of $33.33 per share

Investor Presentation Potlatch Portfolio 4 Idaho 619,000(1) Arkansas 412,000 Minnesota 167,000 Mississippi 99,000 Alabama 99,000 TOTAL: 1,396,000 We own ~ 1.4 million acres of certified timberland and are a top 10 lumber manufacturer in the U.S. Timberlands, acres as of March 31, 2016 (1) Pro forma to remove 172,000 acres of central Idaho timberlands sold April 21, 2016

Investor Presentation Resource: Segment Overview 5 Resource is a stable and significant source of cash $77 $66 $92 $103 $105 $73 $75 $85 $91 $87 $42 $42 $43 $46 $43 2011 2012 2013 2014 2015 EBITDDA in millions(1) Northern Sawlog price per ton(2) Southern Sawlog price per ton(2) RESOURCE PERFORMANCE • Increased EBITDDA driven by recovery of Northern sawlog prices • Southern pine sawlog prices have not yet recovered • Changes in Southern sawlog average prices are due to proportion of hardwood in the mix • At current volumes, a $10/ton change in sawlog prices ~ • $20 million in annual EBITDDA in North • $10 million in annual EBITDDA in South (1) EBITDDA is reconciled on slide 23 and defined on slide 25 (2) Delivered basis

Investor Presentation • Leverage strong demand for the asset class to sell our least strategic timberland • Provides funds to shift capital allocation strategy • Our board has authorized using proceeds from the sale to repurchase up to $60 million of outstanding common shares • We repaid $42.6 million of debt in June, reducing interest expense $2.5 million per year • A portion of the cash will be retained for other general corporate purposes • Accretive to FAD per share • Tax efficient • Central Idaho timberlands were carried at a high basis • The transaction is expected to result in a tax refund of $10 million We sold 172,000 acres of central Idaho timberlands for $114 million in April. The funds will be used to take advantage of the low public equity valuation of the company’s stock, reduce debt and increase financial flexibility. CENTRAL IDAHO TIMBERLAND SALE: Benefits to Potlatch 6 Central Idaho Timberland Sale

Investor Presentation As of and for the year ended December 31, 2015 North Idaho Central Idaho Acres (000’s) 618 172 EBITDDA(1) (millions) $72 $4 EBITDDA(1) per Acre $117 $23 Harvest (000’s tons) 1,880 222 Merchantable Timber Inventory (000’s tons) 28,519 4,056 Site Index (height at age 50 in feet) 94 65 Average Haul Time per Load (hours) 4.8 8.4 Appraisal(2) / Selling Price(3) (per acre) $2,000 $665 (1) EBITDDA is defined on slide 25. Operating income (loss) was $63 million in northern Idaho and ($2) million in central Idaho. The difference between operating income (loss) and EBITDDA in each region is depreciation, depletion & amortization. (2) 352,000 acres of North Idaho timberlands were appraised in 2012. (3) Central Idaho sales price of $114.2 million divided by 171,598 acres As indicated in the table below, our northern Idaho timberlands are considerably more productive than our central Idaho acres. This supports a significantly higher valuation for our northern Idaho timberlands. CENTRAL IDAHO TIMBERLAND SALE: Valuation Metrics 7

Investor Presentation Resource: Long-Term Harvest Profile 8 Our strategy is to maximize net present value while managing our timberlands sustainably over the long term. We plan to harvest 4.2 million tons in 2016. 3.6 3.7 3.6 4.4 2012A 2013A 2014A 2015A ANNUAL HARVEST (millions of tons)(1) PROJECTED AVERAGE ANNUAL HARVEST RANGE (millions of tons) 3.8 Min. 3.8 Min. 3.8 Min. 3.9 Min. 4.3 Min.4.6 Max. 4.6 Max. 4.6 Max. 4.7 Max. 5.3 Max. 2016-2019 2020-2024 2025-2029 2030-2064 Long-Term Potential (2065+) (1) Includes approximately 200,000 tons per year harvested on 172,000 acres of central Idaho timberlands sold April 21, 2016

Investor Presentation Real Estate Business 9 Part of our ownership is worth more for uses other than growing trees. Parcels are segmented by product, then competitively marketed for sale at the highest overall price. We expect to sell about 20,000 acres annually. * Historical average of the last two years 2016 Land Base Value Optimization Strategic Management / Long- Term Ownership Sell Parcels for Values Greater than Timberland Values HBU Development 55,000 acres Rural Real Estate 110,000 acres Non-Strategic Timberlands 55,000 acres $2,300* / acre $1,200* / acre $800* / acre CORE Timberland 1.2 million acres

Investor Presentation Wood Products: Segment Overview 10 • We operate four sawmills that produce about 650 million board feet of lumber annually • Our industrial-grade plywood mill produces about 160 million square feet of higher grade panels, most of which are sold at a premium • Changes in EBITDDA driven largely by lumber prices and log costs • At current volumes, a $30/mbf change in lumber prices ~$17 million in annual EBITDDA EBITDDA in millions(1) Lumber Price (MBF) Competitive mills will benefit from improving housing market WOOD PRODUCTS PERFORMANCE $15 $52 $65 $59 $3 $297 $342 $392 $402 $346 2011 2012 2013 2014 2015 (1) EBITDDA is reconciled on slide 23 and defined on slide 25

Investor Presentation 0 5 10 15 20 25 30 35 40 45 00 03 06 09 12 15 Other Inland Coast South U.S. Housing Starts & Lumber Demand are Increasing 11 • U.S. housing starts are recovering to long-term trend • The incremental wood needed to supply increasing demand will come from the U.S. South 0 500 1,000 1,500 2,000 2,500 00 02 04 06 08 10 12 14 16 Forecast(2) Actual(1) U.S. HOUSING STARTS (in thousands) U.S. LUMBER SUPPLY – RISI (billion board feet) Average Starts Since 1970: 1.5 million Forecast (1) Source: U.S. Census Bureau (2) Forecast based on average of 8 different economic forecasting firms

Investor Presentation Lumber Capacity Utilization vs. Price 12 Lumber prices are correlated with manufacturing capacity utilization, which is increasing. Source: RBC Capital Markets from Random Lengths, RISI, and RBC Capital Markets estimates. 2014 2015

Investor Presentation Southern Sawlog Price 13 Southern sawlog prices are well below trend levels SOUTHERN PINE SAWTIMBER STUMPAGE PRICE VS. LUMBER PRODUCTION $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 0 2 4 6 8 10 12 14 16 18 20 P in e S a w ti m b e r S tu m p a g e , $ /t o n ( n o m in a l) L u m b e r P ro d u c tio n , B ill io n B o a rd Fe e t US South Soft Lumber Production US South Pine Sawtimber Price Source: USDA, WWPA, Timber Mart-South

Investor Presentation INCREASING Investments in our Southern Wood Baskets 14 • Manufacturers are investing in our Southern wood baskets, which will translate to higher sawlog prices. • Our Southern wood baskets have more price upside than other parts of the South. Source: Forest2Market Source: Public Announcements & Internal Research Substantial Price Decrease Substantial Price Increase Change Descriptions Potlatch Landholdings PINE SAWLOG PRICE CHANGE (2010 TO 2014)

Investor Presentation North American Log & Lumber Exports 15 The volume of wood exported from North America to China has grown materially in the last decade 0 1 2 3 4 5 6 7 8 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 Exports to Rest of World Exports to China U.S. WEST COST LOG EXPORTS (billion board feet – lumber scale) NORTH AMERICAN SOFTWOOD LUMBER EXPORTS (billion board feet) Forecast Actual Forecast Actual 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 Rest of World China Source: Wood Markets Outlook 2015 edition, UN Comtrade Database

Investor Presentation Canada’s Ability to Supply Lumber is Constrained 16 Canadian supply has declined about 10 billion board feet due to the mountain pine beetle and a reduction in allowable cut CANADA SOFTWOOD LUMBER PRODUCTION (billion board feet) 0 5 10 15 20 25 30 35 40 2000 2002 2004 2006 2008 2010 2012 2014 2016F 2018F 2020F British Columbia Rest of Canada Actual Forecast ≈10 billion board feet Source: Wood Markets Outlook 2015 edition

Investor Presentation Capital Structure 17 Pro forma as of March 31, 2016 Unaudited, $ in millions Market capitalization(1) $1,360 Net debt(2) 508 Enterprise Value $1,868 Net debt to enterprise value 27% Consolidated leverage ratio(3) 25% Interest coverage ratio(4) 6.87 Weighted average cost of debt, after tax 4% (1) Market capitalization is as of June 22, 2016. (2) Net debt is defined on slide 25 and is calculated as total debt of $628 million less cash and short-term investments of $120 million, including cash received on the sale of the central Idaho timberlands. (3) Consolidated leverage ratio is defined on slide 25 and is limited to 40% (4) Interest coverage ratio is defined on slide 25 and is required to be at least 3.00x • $249 million is available on our revolver • Maturity: February 2020 • Accordion: $250 million • Received cash of $112 million on sale of central Idaho timberlands Q2 • Redeemed $42.6 million, 5.9% Minnesota bonds Q2 • Reduces interest expense $2.5 million per year • Refinanced $28 million at favorable rates Q1 • Reduces interest expense $0.4 million per year DEBT MATURITIES (in millions) $11.0 $14.2 $190.0 $46.0 $40.0 $43.0 $40.0 $175.7 $0.0 $70.1 $42.6 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

Investor Presentation Dividend History 18 FUNDS AVAILABLE FOR DISTRIBUTION(3) (in millions) $1.24 $1.28 $1.425 $1.50 2012 2013 2014 2015 DIVIDEND PAID PER SHARE (dollars) • Funds Available for Distribution from recurring sources covers the dividend in 2016 • We’ve grown our dividend 20% the last three years(1) • Our current dividend yield is 4.5%(2) $53 $77 $98 $57 $50 $52 $58 $61 20 2 2013 2014 2015 FAD Extra Wood Products Capital Expenditures Dividend Distribution $13 $44 (1) The dividend increased 13% in Q4 2013 and 7% in Q4 2014. (2) Based on June 22, 2016 closing stock price of $33.33 per share. (3) Funds Available for Distribution is reconciled on slide 24 and defined on slide 25.

Investor Presentation Summary 19 • High quality, well managed portfolio of assets • Long-term industry trends are favorable • U.S. housing starts recovering to long-term trend • North American exports to China tension U.S. market • Canadian lumber capacity is declining • Lumber and Southern sawlog prices will recover • Current stock price and dividend yield provides attractive entry point • Returning cash to shareholders and reducing leverage are the top capital allocation priorities • Sustainable and growing dividend • Repurchase shares at significant discount • Redeem debt to increase financial flexibility

Investor Presentation Appendix

Investor Presentation Southern Sawlog Demand by State 0 2 4 6 8 10 12 14 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 D e man d V ol u me, t on s M ill io n s TX FL GA NC LA SC AL VA AR MS OK GA AR NC MS AL SC VA FL OK TX LA Comparison of historical sawlog demand across 11 southern states. Several states (GA, NC, TX, SC) now have sawlog demand approaching or at pre-recession levels. Demand is still relatively sluggish in our wood baskets in AR, AL, and MS (dotted lines). 21 Source: Wood Demand Report, Center for Forest Business, University of Georgia, Q4 2014 report received January 30, 3015 & Timber Mart-South, Q4 2014 price report received January 7, 2015

Investor Presentation Southern Sawlog Price Trends by State 22 $50 $45 $40 $35 $30 $25 $20 FL AR MS AL GA AL SC FL LA TX VA NC $20 $25 $30 $35 $40 $45 $50 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 S tu mp a ge P ri c e , $ /to n GA SC TX MS NC AR VA LA Comparison of historical sawlog pricing across 10 southern states. Pricing appears to bottom in most markets in 2012 with great disparity across the region (e.g. TX @ $31/ton and AR at $24/ton). Source: Wood Demand Report, Center for Forest Business, University of Georgia, Q4 2014 report received January 30, 3015 & Timber Mart-South, Q4 2014 price report received January 7, 2015

Investor Presentation EBITDDA & Segment EBITDDA Reconciliation ($ in millions) 23 Fiscal Year 2011 2012 2013 2014 2015 CONSOLIDATED Net income $40 $43 $71 $90 $32 Adjustments: Income tax (benefit) provision 4 17 14 20 (6) Interest expense (1) 28 26 23 23 33 Depreciation, depletion and amortization 26 23 25 25 36 Basis of real estate sold 14 5 4 9 7 Non-cash eliminations (2) - (1) - 1 Consolidated EBITDDA $110 $114 $136 $167 $103 RESOURCE Operating income $60 $50 $74 $85 $76 Depreciation, depletion and amortization 17 16 18 18 29 Resource Segment EBITDDA $77 $66 $92 $103 $105 WOOD PRODUCTS Operating income (loss) $7 $45 $59 $53 ($5) Depreciation and non-cash impairments & eliminations 8 7 6 6 8 Wood Products Segment EBITDDA $15 $52 $65 $59 $3 REAL ESTATE Operating income $31 $28 $18 $27 $17 Basis of real estate sold and depreciation 14 5 4 9 7 Real Estate Segment EBITDDA $45 $33 $22 $36 $24 (1) Interest expense includes amortization of bond discounts and deferred loan fees

Investor Presentation Potlatch FAD Reconciliation ($ in millions) 24 FAD Fiscal Year 2012 2013 2014 2015 Net income $43 $71 $90 $32 Bond discounts and deferred loan fees 3 2 2 2 Depreciation, depletion and amortization 23 25 25 36 Basis of real estate sold 5 3 9 7 Non-cash asset impairment & eliminations - - - 1 Capital expenditures (21) (24) (28) (34) Funds available for distribution $53 $77 $98 $44 Distributions to common stockholders $50 $52 $58 $61

Investor Presentation Definitions 25 EBITDDA is a non-GAAP measure and is calculated as net income (loss) adjusted for interest expense, provision (benefit) for income taxes, depreciation, depletion and amortization, basis of real estate sold and non-cash asset impairment and eliminations. Segment EBITDDA from continuing operations is a non-GAAP measure and is calculated as segment operating income (loss) adjusted for depreciation, depletion and amortization, basis of real estate sold and non-cash asset impairment and eliminations. Funds Available for Distribution (FAD) is a non-GAAP measure and is calculated as net income (loss) adjusted for depreciation, depletion and amortization, basis of real estate sold, non-cash asset impairment and eliminations and capital expenditures. For purposes of this definition, capital expenditures exclude all expenditures relating to direct or indirect timberland purchases in excess of $5 million. Net debt to enterprise value is a non-GAAP measure and is calculated as net debt divided by enterprise value. Net debt is calculated as long-term debt, less cash and short-term investments. Consolidated Leverage Ratio is defined in our credit agreements as Total Funded Indebtedness divided by Total Asset Value. Total Funded indebtedness consist of our long-term debt, including any current portion of long-term debt, plus the total amount outstanding under the letter of credit subfacility. Total Asset Value per the credit agreements is defined as the value of our timberlands, the book basis of our Wood Products manufacturing facilities, cash and cash equivalents, short-term investments, the cash value of our company-owned life insurance (COLI) and the purchase price of timberlands acquired. The book basis of our Wood Products manufacturing facilities and the cash value of our COLI are each limited to 5% of Total Asset Value. Interest Coverage Ratio is our trailing twelve months EBITDDA divided by interest expense for the same period. EBITDDA for purposes of the credit agreements is defined as net income adjusted for interest expense, income taxes, depreciation, depletion and amortization, the basis of real estate sold and non-cash equity compensation expense.